UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 23, 2009
Date of Report (Date of earliest event reported)
PHAZAR CORP
(Exact name of registrant as specified in its charter)

Delaware	0-12866	75-1907070

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

101 S.E. 25TH AVENUE, MINERAL WELLS, TEXAS	76067

(Address of principal executive offices)	(Zip Code)
(940) 325-3301
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.02 Results of Operations and Financial Condition
8.01 Other Events
9.01 Financial Statements and Exhibits
Signatures
EX-99.1 Press release dated September 17, 2009, announcing first quarter 2010 financial results
EX-99.2 Press release dated September 11, 2009, development of multiband antenna for DAS (distributed antenna systems) applications

Item 2.02        Results of Operations and Financial Condition.

The following information is being provided under Form 8-K, Item 2.02, and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates this information by reference, and none of this information should be deemed “filed” under such acts.

On September 17, 2009, PHAZAR CORP issued a press release announcing its first quarter 2010 financial results.

A copy of the press release is included herein as Exhibit 99.1

Item 8.01        Other Events

            On September 11, 2009 the Company issued a press release on the development of multiband antenna for DAS (distributed antenna systems) applications, which is attached as Exhibit 99.2.

Item 9.01        Financial Statements and Exhibits

      (d) Exhibits.

Exhibit No.	Description

99.1	Press release dated September 17, 2009, announcing first quarter 2010 financial results
99.2	Press release dated September 11, 2009, development of multiband antenna for DAS (distributed antenna systems) applications

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHAZAR CORP
Date: September 17, 2009	By:	/s/ GARLAND P. ASHER
GARLAND P. ASHER
President and Chief Executive Officer